Exhibit 99.1

Tenneco Reports Fourth Quarter and Full-Year 2013 Results

  Record-high 4Q and full year revenue
  Record-high 4Q EBIT and net income
  4Q cash flow from operations of $412 million

LAKE FOREST, Ill.--(BUSINESS WIRE)--January 30, 2014--Tenneco Inc. (NYSE: TEN) reported fourth quarter net income of $54 million, or 88-cents per diluted share, compared with $33 million, or 54-cents per diluted share, in fourth quarter 2012. On an adjusted basis, net income rose to $59 million, or 96-cents per diluted share, versus $40 million, or 66-cents per diluted share a year ago.

Tenneco’s results in the fourth quarter and for full-year 2013 reflect the company’s strong balance across end-markets, geographic regions, customers and platforms as the company continues to build on its strong position in its OE markets (light vehicle, commercial truck, off-highway and other markets); complemented by a market-leading global aftermarket business. Tenneco grew revenues across all segments in the fourth quarter and in 2013. Tenneco’s total light vehicle revenue outpaced global industry production with a 13% increase in the fourth quarter and an 8% rise for the full year. Commercial truck and off-highway revenue was up 51% in the fourth quarter and 18% for the full year. Global aftermarket revenue also increased, up 5% in the quarter and 1% in 2013.

Revenue

Total revenue in the fourth quarter increased to $2.031 billion. Revenue excluding substrate sales was $1.569 billion, up 15%, driven by year-over-year increases in Clean Air and Ride Performance.

For the full year, Tenneco reported its highest-ever revenue of $7.964 billion, up 8% from a year ago. Excluding substrate sales, revenue increased 7% to $6.129 billion.

“We delivered our highest-ever fourth quarter and full year revenue by capitalizing on stronger global light vehicle volumes, launching new light vehicle platforms and growing our commercial truck and off-highway business,” said Gregg Sherrill, chairman and CEO, Tenneco. “Our solid operational performance drove greater profitability for the year with improvements in both the Clean Air and Ride Performance businesses.”

Fourth Quarter EBIT

Fourth quarter EBIT (earnings before interest, taxes and noncontrolling interests) was $118 million, up 40% from $84 million last year. Adjusted EBIT rose 35% to $127 million.

Clean Air adjusted EBIT increased 17% year-over-year on higher volumes and the ramp-up on new platforms in North America and China. Ride Performance adjusted EBIT increased 70%, largely due to the ramp-up on new platforms in North America, higher light vehicle production volumes in China, higher global aftermarket sales and operational cost improvements.

Adjusted fourth quarter 2013 and 2012 results

(millions except per share amounts)	Q4 2013				Q4 2012
	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures	$172	$118	$54	$0.88	$141	$84	$33	$0.54

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	9	9	8	0.13	3	3	2	0.04
Asset impairment charge	-	-	-	-	-	7	7	0.11
Net tax adjustments	-	-	(3)	(0.05)	-	-	(2)	(0.03)

Non-GAAP earnings measures	$181	$127	$59	$0.96	$144	$94	$40	$0.66

* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

Fourth quarter 2013 adjustments

  Restructuring and related charges of $9 million before tax, or 13-cents per diluted share.
  Net tax adjustments of $3 million, or 5-cents per diluted share, for tax adjustments to prior year estimates.

Fourth quarter 2012 adjustments

  Restructuring and related charges of $3 million before tax, or 4-cents per diluted share.
  Non-cash asset impairment charge of $7 million, or 11-cents per diluted share, related to the European ride control business.
  Tax adjustments of $2 million, or 3-cents per diluted share, due to adjustments of prior year estimates.

EBIT Margin

Tenneco delivered a significant increase in adjusted EBIT as a percent of value-add revenue. The improvement was driven by higher light vehicle volumes globally, an increase in commercial truck and off-highway revenue and stronger global aftermarket sales. This quarter’s EBIT margin also included higher engineering investments for Clean Air customer programs.

Fourth quarter results

	Q4 2013	Q4 2012

EBIT as a percent of revenue	5.8%	4.8%
EBIT as a percent of value-add revenue	7.5%	6.2%

Adjusted EBIT as a percent of revenue	6.3%	5.4%
Adjusted EBIT as a percent of value-add revenue	8.1%	6.9%

Cash

Cash generated by operations in the quarter was $412 million, up 72% from a year ago. The improvement was driven by higher earnings and working capital improvements.

FULL-YEAR 2013 RESULTS

Adjusted 2013 and 2012 results

(millions except per share amounts)	2013				2012
	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures	$629	$424	$183	$2.97	$633	$428	$275	$4.50

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	78	78	75	1.21	13	13	8	0.14
Asset impairment charge	-	-	-	-	-	7	7	0.11
Pullman recoveries	-	-	-	-	(5)	(5)	(3)	(0.05)
Costs related to refinancing	-	-	-	-	-	-	12	0.19
Net tax adjustments	-	-	(25)	(0.40)	-	-	(96)	(1.57)

Non-GAAP earnings measures	$707	$502	$233	$3.78	$641	$443	$203	$3.32

* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

EBIT

Full-year EBIT was $424 million, versus $428 million a year ago. Adjusted for the items above, EBIT rose 13% to $502 million. Earnings were driven by leveraging higher light vehicle volumes globally, commercial truck and off-highway revenue growth, higher aftermarket sales and operational cost management. 2013 EBIT includes $14 million in negative currency.

EBIT margin

Tenneco delivered its fourth consecutive year of improved adjusted EBIT as a percent of value-add revenue.

	2013	2012

EBIT as a percent of revenue	5.3%	5.8%
EBIT as a percent of value-add revenue	6.9%	7.5%

Adjusted EBIT as a percent of revenue	6.3%	6.0%
Adjusted EBIT as a percent of value-add revenue	8.2%	7.8%

Cash

Cash generated by operations in 2013 was $503 million. Working capital improvements drove the 38% increase over last year. Total capital spending for the full year was $254 million.

During the year, Tenneco completed a stock buyback program, repurchasing 550,000 shares of its outstanding common stock for $27 million to offset dilution from shares issued to employees in 2013. Also during the year, the company acquired the remaining 20% of its Dalian, China joint venture for $69 million and $9 million paid in lieu of dividends owed to the partner.

Tenneco’s earnings improvement and strong cash generation resulted in a new all-time low net debt to adjusted EBITDA ratio of 1.2x, an improvement from 1.5x at the end of 2012.

OUTLOOK AND FINANCIAL GUIDANCE

FIRST QUARTER 2014

In the first quarter of 2014, IHS Automotive projects that industry light vehicle production in the regions where Tenneco operates will increase 6% year-over-year. North America is expected to be up 6%, Europe up 4% and China up 12%. Light vehicle production in India and South America is expected to be down 9% and 1% respectively.

Revenue from commercial truck and off-highway customers in the first quarter is expected to increase about 20% year-over-year as Tenneco launches additional content for off-highway equipment to meet the next round of regulatory changes in North America and Europe, and as the pace of commercial truck customer orders in China continues to gradually increase.

The company expects its global aftermarket revenue in the first quarter to remain at the strong levels achieved in the first quarter of last year.

FULL YEAR 2014

In 2014, Tenneco expects its total original equipment (OE) revenue will increase between 7% and 11% including both light vehicle, and commercial truck and off-highway revenue growth.

The company’s 2014 OE light vehicle revenue is expected to grow at a slightly higher rate than overall global industry production, which according to IHS Automotive is forecasted to increase 5% in the regions where Tenneco operates. This includes IHS estimates of year-over-year increases in North America (4%), Europe (1%), China (10%), South America (2%) and India (6%). Tenneco’s light vehicle OE revenue growth will be driven by leveraging higher industry production volumes with a strong position on top-selling platforms and with customers globally; light vehicle program launches including new technology content; and the ramp-up of volumes on platforms launched in 2013.

Tenneco anticipates its 2014 commercial truck and off-highway revenue will increase in the range of 20% to 30% despite the expectation that overall, the company’s commercial truck and off-highway markets will see relatively flat volumes in 2014. Tenneco’s revenue growth will be driven primarily by programs with new incremental content to meet U.S. Tier 4 final and Europe Stage 4 off-road regulations that begin phasing in during 2014. Also driving revenue growth will be the launch of new programs globally, and gradually increasing revenues in China as more cities enforce already enacted emissions regulations and low sulfur diesel fuel becomes more widely available.

The company expects its global aftermarket business to continue to be a stable contributor to Tenneco’s revenue performance.

Looking forward, Tenneco expects significant revenue growth over the next five years, largely driven by increasingly stringent global emissions regulations for light vehicles and commercial markets. The company’s OE light vehicle revenue is expected to outpace global industry light vehicle production as Tenneco leverages its strong position on platforms, across geographic regions and with leading customers worldwide. In addition, Tenneco anticipates its strong book of business with commercial truck and off-highway manufacturers will support further revenue growth, driven by new business, incremental content and stronger volumes as various commercial markets recover. Over this timeframe, Tenneco expects an average annual OE revenue growth rate of about 10%.

“Tenneco’s growth opportunities are outstanding. Our technology, engineering and manufacturing capabilities, and global footprint give us a leading position with light and commercial vehicle customers and we are building on a robust book of business with new programs and additional content,” said Sherrill. “Geographically, our growth is well balanced as we continue to win and launch new business in both emerging and mature markets.”

In 2014, Tenneco expects:
Capital expenditures between $275 million and $300 million
Annual interest expense about $80 million
Cash taxes between $190 million and $210 million
Tax rate between 36% and 38%

Attachment 1
Statements of Income – 3 Months
Statements of Income – 12 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 12 Months

Attachment 2
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 12 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 12 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 12 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 12 Months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 12 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 12 Months

CONFERENCE CALL

The company will host a conference call on Thursday, January 30, 2014 at 8:30 a.m. ET. The dial-in number is 888-469-0644 (domestic) or 630-395-0443 (international). The passcode is TENNECO. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.tenneco.com. A recording of the call will be available one hour following completion of the call on January 30, 2014 through March 1, 2014. To access this recording, dial 866-516-0672 (domestic) or 203-369-2036 (international). The purpose of the call is to discuss the company’s operations for the quarter, as well as other matters that may impact the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

ANNUAL MEETING

The Tenneco Board of Directors has scheduled the corporation’s annual meeting of shareholders for Wednesday, May 14, 2014 at 10:00 a.m. CT. The meeting will be held at the corporate headquarters, 500 North Field Drive, Lake Forest, Illinois. The record date for shareholders eligible to vote at the meeting is March 17, 2014.

Tenneco is an $8 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 26,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomer.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; Tenneco’s status as supplier for the existing program and its relationship with the customer; and the actual original equipment revenues achieved by the company for each of the last several years compared to the amount of those revenues that the company estimated it would generate at the beginning of each year. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. Currency is assumed to be constant at $1.33 per Euro throughout the entire period. For certain additional assumptions upon which these estimates are based, see the slides accompanying the January 30, 2014 webcast, which will be available on the financial section of the Tenneco website at www.tenneco.com.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;
(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;
(iii) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;
(iv) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;
(v) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;
(vi) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;
(vii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;
(viii) workforce factors such as strikes or labor interruptions;
(ix) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;
(x) the negative impact of higher fuel prices on transportation and logistics costs, raw material costs and discretionary purchases of vehicles or aftermarket products;
(xi) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;
(xii) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans and to realize anticipated benefits from these plans;
(xiii) product warranty costs;
(xiv) the cost and outcome of existing and any future legal proceedings;
(xv) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;
(xvi) economic, exchange rate and political conditions in the countries where we operate or sell our products;
(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;
(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;
(xix) changes in accounting estimates and assumptions, including changes based on additional information;
(xx) governmental actions, including the ability to receive regulatory approvals and the timing of such approvals, as well as the impact of the enforcement of, changes to or compliance with laws and regulations, including those pertaining to environmental concerns, pensions or other regulated activities;
(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and
(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its report on Form 10-K for the year ended December 31, 2012.

				ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED DECEMBER 31,
(Millions except per share amounts)

	2013		2012
Net sales and operating revenues
Clean Air Division - Value-add revenues	$952		$793
Clean Air Division - Substrate sales	462		389
Ride Performance Division - Value-add revenues	617		571
	$2,031		$1,753

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,703	(a)	1,474	(c)
Engineering, research and development	41	(a)	32
Selling, general and administrative	116	(a)	106
Depreciation and amortization of other intangibles	54		57	(d)
Total costs and expenses	1,914		1,669

Loss on sale of receivables	(1)		(1)
Other income (expense)	2		1
Total other income (expense)	1		-

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	93	(a)	81	(c)
Ride Performance Division	46	(a)	22	(c)(d)
Other	(21)		(19)
	118		84

Interest expense (net of interest capitalized)	20		21
Earnings before income taxes and noncontrolling interests	98		63

Income tax expense	33	(b)	22	(e)
Net income	65		41

Less: Net income attributable to noncontrolling interests	11		8
Net income attributable to Tenneco Inc.	$54		$33

Weighted average common shares outstanding:
Basic	60.5		60.0
Diluted	61.8		61.1

Earnings per share of common stock:
Basic	$0.90		$0.55
Diluted	$0.88		$0.54
(a) Includes restructuring and related charges of $9 million pre-tax, $8 million after tax or $0.13 per diluted share. Of the adjustment, $7 million is recorded in cost of sales, $1 million is recorded in selling, general and administrative expenses and $1 million is recorded in engineering expenses. $4 million is recorded in the Clean Air Division and $5 million is recorded in the Ride Performance Division.
(b) Includes net tax benefits of $3 million or $0.05 per diluted share for tax adjustments to prior year estimates.
(c) Includes restructuring and related charges of $3 million pre-tax, $2 million after tax or $0.04 per diluted share, which is recorded in cost of sales. $2 million is recorded in the Clean Air Division and $1 million is recorded in the Ride Performance Division.
(d) Includes an asset impairment charge of $7 million or $0.11 per diluted share related to the European ride performance business.
(e) Includes net tax benefits of $2 million or $0.03 per diluted share primarily related to recording adjustments to prior year estimates.

				ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
TWELVE MONTHS ENDED DECEMBER 31,
(Millions except per share amounts)

	2013		2012
Net sales and operating revenues
Clean Air Division - Value-add revenues	$3,609		$3,266
Clean Air Division - Substrate sales	1,835		1,660
Ride Performance Division - Value-add revenues	2,520		2,437
	$7,964		$7,363

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	6,734	(a)	6,170	(c)
Engineering, research and development	144	(a)	126
Selling, general and administrative	453	(a)	427	(c)(e)
Depreciation and amortization of other intangibles	205		205	(d)
Total costs and expenses	7,536		6,928

Loss on sale of receivables	(4)		(4)
Other income (expense)	-	(a)	(3)
Total other income (expense)	(4)		(7)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	370	(a)	327	(c)
Ride Performance Division	139	(a)	168	(c)(d)(e)
Other	(85)	(a)	(67)
	424		428

Interest expense (net of interest capitalized)	80		105	(f)
Earnings before income taxes and noncontrolling interests	344		323

Income tax expense	122	(b)	19	(g)
Net income	222		304

Less: Net income attributable to noncontrolling interests	39		29
Net income attributable to Tenneco Inc.	$183		$275

Weighted average common shares outstanding:
Basic	60.5		60.0
Diluted	61.6		61.1

Earnings per share of common stock:
Basic	$3.03		$4.58
Diluted	$2.97		$4.50
(a) Includes restructuring and related charges of $78 million pre-tax, $75 million after tax or $1.21 per diluted share. Of the adjustment, $70 million is recorded in cost of sales, $6 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $1 million is recorded in other income (expense). $11 million is recorded in the Clean Air Division, $65 million is recorded in the Ride Performance Division and $2 million is recorded in Other.
(b) Includes net tax benefits of $25 million or $0.40 per diluted share for tax adjustments to prior year estimates, primarily related to recognizing a U.S. tax benefit for foreign taxes.
(c) Includes restructuring and related charges of $13 million pre-tax, $8 million after tax or $0.14 per diluted share. Of the adjustment $10 million is recorded in cost of sales and $3 million is recorded in selling, general and administrative expenses. $7 million is recorded in the Clean Air Division and $6 million is recorded in the Ride Performance Division.
(d) Includes an asset impairment charge of $7 million or $0.11 per diluted share related to the European ride performance business.
(e) Includes a benefit of $5 million pre-tax, $3 million after tax or 5-cents per diluted share, from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.
(f) Includes pre-tax expenses of $18 million, $12 million after tax or $0.19 per share for costs related to refinancing activities.
(g) Includes net tax benefits of $96 million or $1.57 per diluted share primarily related to the reversal of the tax valuation allowance on the company’s U.S. net operating loss position and recording a tax valuation allowance in Spain for tax credits that may not be utilized due to tax losses there.

				ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

		December 31, 2013		December 31, 2012

Assets

	Cash and cash equivalents	$275		$223

	Restricted cash	5		-

	Receivables, net	1,060	(a)	986	(a)

	Inventories	656		667

	Other current assets	294		248

	Investments and other assets	365		362

	Plant, property, and equipment, net	1,175		1,122

	Total assets	$3,830		$3,608

Liabilities and Shareholders' Equity

	Short-term debt	$83		$113

	Accounts payable	1,359		1,186

	Accrued taxes	40		50

	Accrued interest	10		10

	Other current liabilities	346		290

	Long-term debt	1,019	(b)	1,067	(b)

	Deferred income taxes	28		27

	Deferred credits and other liabilities	453		559

	Redeemable noncontrolling interests	20		15

	Tenneco Inc. shareholders' equity	433		246

	Noncontrolling interests	39		45

	Total liabilities, redeemable noncontrolling interests
	and shareholders' equity	$3,830		$3,608

		December 31, 2013		December 31, 2012
(a)	Accounts Receivables net of:
	Europe - Accounts receivables securitization programs	$134		$94

		December 31, 2013		December 31, 2012
(b)	Long term debt composed of:
	Borrowings against revolving credit facilities	$58		$92
	Term loan A (Due 2017)	228		241
	7.75% senior notes (Due 2018)	225		225
	6.875% senior notes (Due 2020)	500		500
	Other long term debt	8		9

		$1,019		$1,067

		ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	December 31,
	2013	2012

Operating activities:
Net income	$65	$41
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	54	57
Stock-based compensation	3	2
Deferred income taxes	(1)	29
Loss on sale of assets	-	1
Changes in components of working capital-
(Inc.)/dec. in receivables	192	148
(Inc.)/dec. in inventories	42	9
(Inc.)/dec. in prepayments and other current assets	44	19
Inc./(dec.) in payables	50	(24)
Inc./(dec.) in accrued taxes	(5)	(30)
Inc./(dec.) in accrued interest	(4)	(4)
Inc./(dec.) in other current liabilities	(22)	(5)
Changes in long-term assets	(2)	(2)
Changes in long-term liabilities	(1)	(2)
Other	(3)	-
Net cash provided by operating activities	412	239

Investing activities:
Proceeds from sale of assets	2	1
Cash payments for plant, property & equipment	(66)	(61)
Cash payments for software-related intangible assets	(6)	(3)
Net cash used by investing activities	(70)	(63)

Financing activities:
Issuance of common shares	3	5
Purchase of common stock under the share repurchase program	(7)	-
Tax benefit from stock-based compensation	7	-
Retirement of long-term debt	(3)	(5)
Net inc./(dec.) in bank overdrafts	(3)	3
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	(213)	(150)
Net inc./(dec.) in short-term debt secured by accounts receivable	(40)	(10)
Purchase of noncontrolling equity interest	(69)	-
Distribution to noncontrolling interest partners	(10)	(2)
Net cash used by financing activities	(335)	(159)

Effect of foreign exchange rate changes on cash and
cash equivalents	(8)	(1)

Increase (Decrease) in cash and cash equivalents	(1)	16
Cash and cash equivalents, October 1	276	207
Cash and cash equivalents, December 31	$275	$223

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$24	$25
Cash paid during the period for income taxes (net of refunds)	17	26

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$52	$42

		ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Twelve Months Ended
	December 31,
	2013	2012

Operating activities:
Net income	$222	$304
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	205	205
Stock-based compensation	13	11
Deferred income taxes	5	(65)
Loss on sale of assets	1	4
Changes in components of working capital-
(Inc.)/dec. in receivables	(88)	(9)
(Inc.)/dec. in inventories	3	(72)
(Inc.)/dec. in prepayments and other current assets	(53)	(21)
Inc./(dec.) in payables	161	12
Inc./(dec.) in accrued taxes	(10)	7
Inc./(dec.) in accrued interest	-	(3)
Inc./(dec.) in other current liabilities	64	10
Changes in long-term assets	7	14
Changes in long-term liabilities	(32)	(37)
Other	5	5
Net cash provided by operating activities	503	365

Investing activities:
Proceeds from sale of assets	8	3
Cash payments for plant, property & equipment	(244)	(256)
Cash payments for software-related intangible assets	(25)	(13)
Change in restricted cash	(5)	-
Cash payment for net assets purchased	-	(7)
Net cash used by investing activities	(266)	(273)

Financing activities:
Issuance of common shares	20	5
Purchase of common stock under the share repurchase program	(27)	(18)
Tax benefit from stock-based compensation	24	-
Issuance of long-term debt	-	250
Debt issuance costs on long-term debt	-	(13)
Retirement of long-term debt	(16)	(411)
Net inc./(dec.) in bank overdrafts	(6)	5
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	(22)	67
Net inc./(dec.) in short-term debt secured by accounts receivable	(40)	50
Capital contribution from noncontrolling interest partner	-	5
Purchase of noncontrolling equity interest	(69)	-
Distribution to noncontrolling interest partners	(39)	(29)
Net cash used by financing activities	(175)	(89)

Effect of foreign exchange rate changes on cash and
cash equivalents	(10)	6

Increase in cash and cash equivalents	52	9
Cash and cash equivalents, January 1	223	214
Cash and cash equivalents, December 31	$275	$223

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$79	$100
Cash paid during the period for income taxes (net of refunds)	109	80

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$52	$42

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	Q4 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$54

Net income attributable to noncontrolling interests										11

Net income										65

Income tax expense										33

Interest expense (net of interest capitalized)										20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$55	$12	$26	$93	$30	$9	$7	$46	$(21)	118

Depreciation and amortization of other intangibles	15	15	5	35	8	9	2	19	-	54

Total EBITDA including noncontrolling interests (2)	$70	$27	$31	$128	$38	$18	$9	$65	$(21)	$172

	Q4 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$33

Net income attributable to noncontrolling interests										8

Net income										41

Income tax expense										22

Interest expense (net of interest capitalized)										21

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$49	$11	$21	$81	$15	$5	$2	$22	$(19)	84

Depreciation and amortization of other intangibles	15	11	4	30	8	17	2	27	-	57

Total EBITDA including noncontrolling interests (2)	$64	$22	$25	$111	$23	$22	$4	$49	$(19)	$141

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q4 2013				Q4 2012
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$172	$118	$54	$0.88	$141	$84	$33	$0.54

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			9	9	8	0.13	3	3	2	0.04
Asset impairment charge (4)			-	-	-	-	-	7	7	0.11
Net tax adjustments			-	-	(3)	(0.05)	-	-	(2)	(0.03)

Non-GAAP earnings measures			$181	$127	$59	$0.96	$144	$94	$40	$0.66

	Q4 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$55	$12	$26	$93	$30	$9	$7	$46	$(21)	$118
Restructuring and related expenses	-	3	1	4	-	5	-	5	-	9
Adjusted EBIT	$55	$15	$27	$97	$30	$14	$7	$51	$(21)	$127

	Q4 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$49	$11	$21	$81	$15	$5	$2	$22	$(19)	$84
Restructuring and related expenses	-	2	-	2	1	-	-	1	-	3
Asset impairment charge (4)	-	-	-	-	-	7	-	7	-	7
Adjusted EBIT	$49	$13	$21	$83	$16	$12	$2	$30	$(19)	$94

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4) Non-cash asset impairment charge related to the European ride performance business.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$183

Net income attributable to noncontrolling interests										39

Net income										222

Income tax expense										122

Interest expense (net of interest capitalized)										80

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$229	$57	$84	$370	$124	$(7)	$22	$139	$(85)	424

Depreciation and amortization of other intangibles	60	48	20	128	32	37	8	77	-	205

Total EBITDA including noncontrolling interests (2)	$289	$105	$104	$498	$156	$30	$30	$216	$(85)	$629

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$275

Net income attributable to noncontrolling interests										29

Net income										304

Income tax expense										19

Interest expense (net of interest capitalized)										105

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$202	$54	$71	$327	$122	$41	$5	$168	$(67)	428

Depreciation and amortization of other intangibles	58	43	18	119	30	48	8	86	-	205

Total EBITDA including noncontrolling interests (2)	$260	$97	$89	$446	$152	$89	$13	$254	$(67)	$633

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2013				YTD 2012
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$629	$424	$183	$2.97	$633	$428	$275	$4.50

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			78	78	75	1.21	13	13	8	0.14
Asset impairment charge (4)			-	-	-	-	-	7	7	0.11
Pullman recoveries (5)			-	-	-	-	(5)	(5)	(3)	(0.05)
Costs related to refinancing			-	-	-	-	-	-	12	0.19
Net tax adjustments			-	-	(25)	(0.40)	-	-	(96)	(1.57)

Non-GAAP earnings measures			$707	$502	$233	$3.78	$641	$443	$203	$3.32

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$229	$57	$84	$370	$124	$(7)	$22	$139	$(85)	$424
Restructuring and related expenses	-	8	3	11	1	62	2	65	2	78
Adjusted EBIT	$229	$65	$87	$381	$125	$55	$24	$204	$(83)	$502

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$202	$54	$71	$327	$122	$41	$5	$168	$(67)	$428
Restructuring and related expenses	-	7	-	7	1	5	-	6	-	13
Asset impairment charge (4)	-	-	-	-	-	7	-	7	-	7
Pullman recoveries (5)	-	-	-	-	(5)	-	-	(5)	-	(5)
Adjusted EBIT	$202	$61	$71	$334	$118	$53	$5	$176	$(67)	$443

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4) Non-cash asset impairment charge related to the European ride performance business.

(5) Benefit from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.

					ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	Q4 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$677	$252	$425	$(1)	$426
Europe, South America & India	481	158	323	-	323
Asia Pacific	256	52	204	2	202
Total Clean Air Division	1,414	462	952	1	951

Ride Performance Division
North America	303	-	303	(3)	306
Europe, South America & India	255	-	255	(10)	265
Asia Pacific	59	-	59	-	59
Total Ride Performance Division	617	-	617	(13)	630

Total Tenneco Inc.	$2,031	$462	$1,569	$(12)	$1,581

	Q4 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$574	$224	$350	$-	$350
Europe, South America & India	418	141	277	-	277
Asia Pacific	190	24	166	-	166
Total Clean Air Division	1,182	389	793	-	793

Ride Performance Division
North America	272	-	272	-	272
Europe, South America & India	248	-	248	-	248
Asia Pacific	51	-	51	-	51
Total Ride Performance Division	571	-	571	-	571

Total Tenneco Inc.	$1,753	$389	$1,364	$-	$1,364

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	YTD 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,658	$1,030	$1,628	$(1)	$1,629
Europe, South America & India	1,934	663	1,271	(18)	1,289
Asia Pacific	852	142	710	9	701
Total Clean Air Division	5,444	1,835	3,609	(10)	3,619

Ride Performance Division
North America	1,255	-	1,255	(6)	1,261
Europe, South America & India	1,046	-	1,046	(36)	1,082
Asia Pacific	219	-	219	(3)	222
Total Ride Performance Division	2,520	-	2,520	(45)	2,565

Total Tenneco Inc.	$7,964	$1,835	$6,129	$(55)	$6,184

	YTD 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,506	$997	$1,509	$-	$1,509
Europe, South America & India	1,726	570	1,156	-	1,156
Asia Pacific	694	93	601	-	601
Total Clean Air Division	4,926	1,660	3,266	-	3,266

Ride Performance Division
North America	1,213	-	1,213	-	1,213
Europe, South America & India	1,041	-	1,041	-	1,041
Asia Pacific	183	-	183	-	183
Total Ride Performance Division	2,437	-	2,437	-	2,437

Total Tenneco Inc.	$7,363	$1,660	$5,703	$-	$5,703

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

Attachment 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q4 2013 vs. Q4 2012 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$103	18%	$76	22%
Europe, South America & India	63	15%	46	17%
Asia Pacific	66	35%	36	22%
Total Clean Air Division	232	20%	158	20%

Ride Performance Division
North America	31	11%	34	13%
Europe, South America & India	7	3%	17	7%
Asia Pacific	8	16%	8	16%
Total Ride Performance Division	46	8%	59	10%

Total Tenneco Inc.	$278	16%	$217	16%

	YTD Q4 2013 vs. YTD Q4 2012 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$152	6%	$120	8%
Europe, South America & India	208	12%	133	12%
Asia Pacific	158	23%	100	17%
Total Clean Air Division	518	11%	353	11%

Ride Performance Division
North America	42	3%	48	4%
Europe, South America & India	5	0%	41	4%
Asia Pacific	36	20%	39	21%
Total Ride Performance Division	83	3%	128	5%

Total Tenneco Inc.	$601	8%	$481	8%

TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

	Quarter Ended December 31,

	2013	2012

Total debt	$1,102	$1,180

Total cash	280	223

Debt net of cash balances (1)	$822	$957

Adjusted LTM EBITDA including noncontrolling interests (2) (3)	$707	$641

Ratio of debt net of cash balances to adjusted LTM EBITDA including noncontrolling interests (4)	1.2x	1.5x

(1) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for- dollar basis.

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of our credit position and progress toward reducing our financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions)

	Three Months Ended December 31,

	2013	2012

Original equipment light vehicle revenues	$1,473	$1,298

Original equipment commercial truck, off-highway and other revenues	260	172

Aftermarket revenues	298	283

Net sales and operating revenues	$2,031	$1,753

	Twelve Months Ended December 31,

	2013	2012

Original equipment light vehicle revenues	$5,738	$5,297

Original equipment commercial truck, off-highway and other revenues	946	804

Aftermarket revenues	1,280	1,262

Net sales and operating revenues	$7,964	$7,363

(1) Generally Accepted Accounting Principles

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	Q4 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$677	$481	$256	$1,414	$303	$255	$59	$617	$-	$2,031

Less: Substrate sales	252	158	52	462	-	-	-	-	-	462

Value-add revenues	$425	$323	$204	$952	$303	$255	$59	$617	$-	$1,569

EBIT	$55	$12	$26	$93	$30	$9	$7	$46	$(21)	$118

EBIT as a % of revenue	8.1%	2.5%	10.2%	6.6%	9.9%	3.5%	11.9%	7.5%		5.8%
EBIT as a % of value-add revenue	12.9%	3.7%	12.7%	9.8%	9.9%	3.5%	11.9%	7.5%		7.5%

Adjusted EBIT	$55	$15	$27	$97	$30	$14	$7	$51	$(21)	$127

Adjusted EBIT as a % of revenue	8.1%	3.1%	10.5%	6.9%	9.9%	5.5%	11.9%	8.3%		6.3%
Adjusted EBIT as a % of value-add revenue	12.9%	4.6%	13.2%	10.2%	9.9%	5.5%	11.9%	8.3%		8.1%

	Q4 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$574	$418	$190	$1,182	$272	$248	$51	$571	$-	$1,753

Less: Substrate sales	224	141	24	389	-	-	-	-	-	389

Value-add revenues	$350	$277	$166	$793	$272	$248	$51	$571	$-	$1,364

EBIT	$49	$11	$21	$81	$15	$5	$2	$22	$(19)	$84

EBIT as a % of revenue	8.5%	2.6%	11.1%	6.9%	5.5%	2.0%	3.9%	3.9%		4.8%
EBIT as a % of value-add revenue	14.0%	4.0%	12.7%	10.2%	5.5%	2.0%	3.9%	3.9%		6.2%

Adjusted EBIT	$49	$13	$21	$83	$16	$12	$2	$30	$(19)	$94

Adjusted EBIT as a % of revenue	8.5%	3.1%	11.1%	7.0%	5.9%	4.8%	3.9%	5.3%		5.4%
Adjusted EBIT as a % of value-add revenue	14.0%	4.7%	12.7%	10.5%	5.9%	4.8%	3.9%	5.3%		6.9%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$2,658	$1,934	$852	$5,444	$1,255	$1,046	$219	$2,520	$-	$7,964

Less: Substrate sales	1,030	663	142	1,835	-	-	-	-	-	1,835

Value-add revenues	$1,628	$1,271	$710	$3,609	$1,255	$1,046	$219	$2,520	$-	$6,129

EBIT	$229	$57	$84	$370	$124	$(7)	$22	$139	$(85)	$424

EBIT as a % of revenue	8.6%	2.9%	9.9%	6.8%	9.9%	-0.7%	10.0%	5.5%		5.3%
EBIT as a % of value-add revenue	14.1%	4.5%	11.8%	10.3%	9.9%	-0.7%	10.0%	5.5%		6.9%

Adjusted EBIT	$229	$65	$87	$381	$125	$55	$24	$204	$(83)	$502

Adjusted EBIT as a % of revenue	8.6%	3.4%	10.2%	7.0%	10.0%	5.3%	11.0%	8.1%		6.3%
Adjusted EBIT as a % of value-add revenue	14.1%	5.1%	12.3%	10.6%	10.0%	5.3%	11.0%	8.1%		8.2%

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$2,506	$1,726	$694	$4,926	$1,213	$1,041	$183	$2,437	$-	$7,363

Less: Substrate sales	997	570	93	1,660	-	-	-	-	-	1,660

Value-add revenues	$1,509	$1,156	$601	$3,266	$1,213	$1,041	$183	$2,437	$-	$5,703

EBIT	$202	$54	$71	$327	$122	$41	$5	$168	$(67)	$428

EBIT as a % of revenue	8.1%	3.1%	10.2%	6.6%	10.1%	3.9%	2.7%	6.9%		5.8%
EBIT as a % of value-add revenue	13.4%	4.7%	11.8%	10.0%	10.1%	3.9%	2.7%	6.9%		7.5%

Adjusted EBIT	$202	$61	$71	$334	$118	$53	$5	$176	$(67)	$443

Adjusted EBIT as a % of revenue	8.1%	3.5%	10.2%	6.8%	9.7%	5.1%	2.7%	7.2%		6.0%
Adjusted EBIT as a % of value-add revenue	13.4%	5.3%	11.8%	10.2%	9.7%	5.1%	2.7%	7.2%		7.8%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

CONTACT:
Tenneco Inc.
Media inquiries
Bill Dawson, 847 482-5807
bdawson@tenneco.com
or
Investor inquiries
Linae Golla, 847 482-5162
lgolla@tenneco.com